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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): APRIL 5, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

          MICHIGAN                                      38-1999511
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

    25505 W. TWELVE MILE ROAD, SUITE 3000                 48034-8339
            SOUTHFIELD, MICHIGAN                          (Zip Code)
   (Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700

                                --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On April 11, 2005, Credit Acceptance Corporation (the "Company") issued a press release announcing that as a result of its inability to timely file its Annual Report on Form 10-K for the year ended December 31, 2004, the Company is not in compliance with Marketplace Rule 4310(c)(14), and therefore, its securities are subject to delisting from the Nasdaq National Market. On April 5, 2005, the Company received a Nasdaq Staff Determination Letter regarding the potential delisting of the Company's common stock. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The Company's common stock will remain listed on Nasdaq pending the outcome of the hearing. There can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing. The Nasdaq trading symbol of the Company's common stock was changed from CACC to CACCE on April 7, 2005. On April 8, 2005, the Credit Acceptance Corporation (the "Company") issued a press release announcing that on April 5, 2005, it received a Nasdaq Staff Determination Letter regarding the potential delisting of the Company's common stock. As a result of the Company's inability to timely file its annual report on Form 10-K for the year ended December 31, 2004, the Company is not in compliance with Marketplace Rule 4310(c)(14), and therefore, its securities are subject to delisting from the Nasdaq National Market. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination and the Company's common stock will remain listed on Nasdaq pending the outcome of the hearing. There can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing. The Nasdaq trading symbol of the Company's common stock was changed from CACC to CACCE on April 7, 2005.

In the April 8 press release, the Company also announced that its independent accounting firm has not yet completed its audit of the Company's financial statements for the year ended December 31, 2004.

The press release, dated April 11, 2005, is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

               99.1     Press Release dated April 11, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION
                                  (Registrant)

                                  By:\s\ Kenneth S. Booth
                                  ------------------------------------------
                                  Kenneth S. Booth
                                  Chief Financial Officer
                                  April 11, 2005


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                                INDEX OF EXHIBITS

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EXHIBIT NO.               DESCRIPTION
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

99.1            Press Release dated April 11, 2005.

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